UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 10, 2006
(Date of earliest event reported)
PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of or other jurisdiction of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     The Board of Directors of Paychex, Inc. (the “Company”) approved an increase in the annual base salary for Jonathan Judge, President and Chief Executive Officer, of $50,000, or 6.25%, to $850,000 annually. The Board of Directors reaffirmed that Mr. Judge may receive an annual bonus up to 100% of his annual base salary for the Company’s fiscal year ending May 31, 2006 and the Board approved an increase in the annual bonus to 120% of annual base salary for the Company’s fiscal year ending May 31, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: February 10, 2006	/s/ Jonathan J. Judge

Jonathan J. Judge President and Chief Executive Officer

Date: February 10, 2006	/s/ John M. Morphy

John M. Morphy Senior Vice President, Chief Financial Officer and Secretary

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